ASSET UNDER DEVELOPMENT	12 Months Ended
Dec. 31, 2023
Extractive Industries [Abstract]
Asset under development

18.	ASSET UNDER DEVELOPMENT

(in thousands of $)	2023	2022
Balance as of January 1,	1,152,032	877,838
Additions	338,327	221,184
Interest costs capitalized	72,469	53,010
Balance as of December 31,	1,562,828	1,152,032

18.1. Gimi conversion and financing

In February 2019, we entered into an agreement (described further below) relating to a FLNG facility to be employed, in connection with the first phase of the Greater Tortue/Ahmeyim Project (the “GTA Project”). In November 2023, we accepted redelivery of FLNG Gimi from Singapore’s Seatrium Shipyard and she departed for the LNG hub facilities situated offshore Mauritania and Senegal (“GTA Hub”). In conjunction with the redelivery of FLNG Gimi from Seatrium and as is customary in major capital projects, as of December 31, 2023, we remain in negotiations regarding the final settlement of a disputed variation order under the terms of the relevant conversion contracts.

The aggregate expected conversion cost including financing costs is approximately $1.7 billion of which $700 million is funded by the Gimi facility (note 21). As of December 31, 2023, the estimated timing of the outstanding payments are as follows:

(in thousands of $)
Period ending December 31,
2024	278,121
2025	14,057
Total	292,178

18.2. Gimi LOA

In February 2019, Gimi MS entered into a Lease and Operate Agreement with BP Mauritania Investments Limited (“BP”), Gimi MS and our subsidiary Golar MS Operator S.A.R.L. (the “LOA”) which was subsequently amended and restated in September 2021.

The LOA provides for the construction and conversion of LNG carrier Gimi to a FLNG, transit, mooring and connection to the upstream project infrastructure (of which BP is the appointed operator), commissioning with the upstream facilities including its floating production, storage and offloading vessel, completing specified acceptance tests, followed by 20 years of commercial operations, commencing on the commercial operations date (“COD”).
FLNG Gimi’s departure from the shipyard was postponed from the first half of 2023 to November 19, 2023 to allow for further vessel completion, pre-commissioning and testing work to be completed in the shipyard prior to departure, considering that skills and resources were more accessible in Singapore at the time. We and BP are required to meet various contractual delivery schedules with delays resulting in contractual prepayments between the parties in advance of COD (note 18.3). Following COD, we will operate and maintain FLNG Gimi and make her capacity exclusively available for the liquefaction of natural gas from the GTA Project and offloading of LNG produced for a period of twenty years. Post COD, the contractual dayrate is comprised of capital and operating elements.

18.3. Gimi LOA pre-commissioning contractual cash flows

As a result of project delays, pre-commissioning contractual cash flows commenced in March 2023 and as of December 31, 2023 Gimi MS recognized $105.4 million of amounts paid to BP (note 20).
The ongoing contract interpretation dispute regarding certain of these pre-commissioning contractual cash flows continues, including regarding amounts payable by BP to Gimi MS. As of December 31, 2023, we are of the view that Gimi MS is due Project Delay Payments (“PDPs”) from May 2023 from BP, which BP have disputed. To facilitate a mutual resolution, Gimi MS followed the dispute resolution provisions included in the LOA and thereafter initiated arbitration proceedings in respect of the PDPs in August 2023, the resolution of which may take several months or years and no assurance can be given that our claim will be successful. In the event of a favorable resolution we expect to be entitled to recover all or a portion of our legal costs and fees incurred from BP. In the event of an unfavorable resolution, we may not be entitled to receive the PDPs in part or in full and we may be required to reimburse all or a portion of BP’s legal costs and fees incurred. We consider the contractual PDPs receivable from BP as a contingent gain and no amounts are recognized in our consolidated financial statements as of December 31, 2023. Any amount we may recover will not be reflected in our consolidated financial statements until such time as our claim has been resolved and the amount is realized or realizable. Given the complexity and interdependencies of the activities required during project commissioning leading to COD, it is difficult for us to reasonably estimate eventual net payments/receipts. We expect any net payments/receipts in advance of COD to be insignificant in the context of the cash flows we expect to generate over the term of the LOA and we do not believe that this dispute impacts the wider execution of the 20-year LOA. Refer to note 30 for subsequent developments.